UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 12, 2004 (August 12, 2004)

Conexant Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24923 (Commission File Number)	25-1799439 (I.R.S. Employer Identification No.)

100 Schulz Drive
Red Bank, New Jersey  07701
(Address of principal executive offices) (Zip code)

(732) 345-7500
(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events and Regulation FD Disclosure.

On August 12, 2004 Registrant issued a press release announcing the resignation of Robert McMullan as Senior Vice President and Chief Financial Officer of Registrant and announcing the appointment of J. Scott Blouin, formerly Senior Vice President and Chief Accounting Officer of Registrant, as Senior Vice President and Chief Financial Officer of Registrant. The press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits.

99.	Press Release of Registrant dated August 12, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
By:	/s/ J. Scott Blouin

Name: J. Scott Blouin Title: Senior Vice President and Chief Financial Officer

Date: August 12, 2004 3 EXHIBIT INDEX
Exhibit Number	Description
99	Press Release of Registrant dated August 12, 2004.

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